                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-24650, No. 33-61914, No. 33-53291, No. 33-53951,
No. 33-55305 and No. 33-55991) and on Form S-3 (No. 33-53575 and No. 33-64559)
of Spelling Entertainment Group Inc. of our report dated March 19, 1999 appearing on page 24 of this Form 10-K.





                                                      PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
March 31, 1999